UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 3, 2023

MSGE Spinco, Inc.*

(Exact Name of Registrant as Specified in Charter)

Delaware	001-41627	92-0318813
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Two Pennsylvania Plaza, New York, NY	10121
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area (212) 465-6000

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of Each Exchange on Which Registered
Class A Common Stock	MSGE**	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☒

*	MSGE Spinco, Inc. will be renamed “Madison Square Garden Entertainment Corp.” upon the Distribution (as defined herein).

**

Upon the Distribution, MSGE Spinco, Inc. will be listed on the New York Stock Exchange (“NYSE”) under the symbol “MSGE” and the current Madison Square Garden Entertainment Corp. (to be renamed “Sphere Entertainment Co.”) will change its symbol on the NYSE to “SPHR”.

Item 5.02	Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

Effective as of the close of business on April 3, 2023, Frederic V. Salerno was appointed as a director of MSGE Spinco, Inc. (the “Company”) by the Company’s Board of Directors (the “Board”). In addition, the Board appointed Mr. Salerno as a member of the Audit Committee of the Board effective as of the time of Mr. Salerno’s appointment to the Board. Mr. Salerno’s biographical and compensation information is included in the Information Statement filed as Exhibit 99.1 to Amendment No. 3 of the Company’s registration statement on Form 10 (the “Registration Statement”) filed with the Securities and Exchange Commission on March 29, 2023 in connection with the distribution by Madison Square Garden Entertainment Corp. (“MSG Entertainment”) to its stockholders of approximately 67% of the issued and outstanding shares of Company’s common stock as set forth in the Registration Statement (the “Distribution”). Such information is incorporated into this Item 5.02 by reference.

Item 8.01	Other Events.

The Company’s Registration Statement became effective on April 3, 2023 at 4:00 p.m., New York City time. The Information Statement dated April 3, 2023, which is attached hereto as Exhibit 99.1, is substantially in the form attached as Exhibit 99.1 to the Registration Statement. The Distribution is expected to occur at 11:59 p.m., New York City time, on April 20, 2023. Prior to the Distribution, the Information Statement will be mailed to MSG Entertainment stockholders as of the close of business on April 14, 2023, the record date for the Distribution.

The foregoing description is qualified in its entirety by reference to the Information Statement.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

99.1	Information Statement, dated April 3, 2023.

104	Cover Page Interactive Data File (embedded within the inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MSGE SPINCO, INC.

Date: April 3, 2023	By:	/s/ David F. Byrnes
	Name:	David F. Byrnes
	Title:	Executive Vice President and Chief Financial Officer